UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 1, 2022

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchanges on which registered
Common Stock, $.10 par value	AVD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b02 of the Securities Exchange Act of 1934 (§240.12b02 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 1, 2022, Chairman and Chief Executive Officer, Eric G. Wintemute and American Vanguard Corporation (“Registrant”) entered into an Employment Agreement (the “CEO Employment Agreement”) of indeterminate length which, in effect, consolidated the terms and conditions of his pre-existing employment agreement and Change in Control Agreement into one agreement. Material terms of the CEO Employment Agreement include:

•	Base wage of $724,425 subject to adjustment not less than annually;

•	Participation in incentive compensation and equity programs, to be determined by the board annually;

•

Benefits upon termination for any reason equal the sum of wages through termination date, prior year earned bonus, accrued but unpaid expenses, eight weeks’ vacation, and benefits under other plans (“Accrued Compensation”)

•	Benefits upon termination due to death or disability – Accrued Compensation plus 12 months’ wage and acceleration and vesting of unvested stock awards (pro-rated vesting through date of termination)

•

Benefits upon termination without cause or for good reason – Accrued Compensation plus the sum of 24 months’ wage plus the average annual bonus (as measured over the last three year) plus COBRA coverage for 24 months plus outplacement services worth up to $10,000 and

•	If there is no change of control, then unvested shares are accelerated and vested pro-rated through date of termination

•	If there is a change of control and termination without cause or for good reason, then unvested shares are accelerated and vested in their entirety

•	In any event of accelerated vesting, the number of performance shares shall be calculated at target.

The information contained in this Current Report on Form 8-K, including the Exhibit linked hereto, is being furnished under Items 5.02 and 9.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Employment Agreement dated as of April 1, 2022 between Eric G. Wintemute and Registrant.

Exhibit 104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: April 7, 2022	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Administrative Officer, General Counsel & Secretary